Exhibit 99.1

Consent of Director Nominee

travel B.V. is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American depositary shares representing Class A shares of travel B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the supervisory board of directors of travel B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Mieke S. De Schepper
Name: Mieke S. De Schepper

Consent of Director Nominee

travel B.V. is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American depositary shares representing Class A shares of travel B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the supervisory board of directors of travel B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Peter M. Kern
Name: Peter M. Kern

Consent of Director Nominee

travel B.V. is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American depositary shares representing Class A shares of travel B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the supervisory board of directors of travel B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Dara Khosrowshahi
Name: Dara Khosrowshahi

Consent of Director Nominee

travel B.V. is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American depositary shares representing Class A shares of travel B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the supervisory board of directors of travel B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Frédéric Mazzella
Name: Frédéric Mazzella

Consent of Director Nominee

travel B.V. is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American depositary shares representing Class A shares of travel B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the supervisory board of directors of travel B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Mark D. Okerstrom
Name: Mark D. Okerstrom

Consent of Director Nominee

travel B.V. is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American depositary shares representing Class A shares of travel B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the supervisory board of directors of travel B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Niklas Östberg
Name: Niklas Östberg

Consent of Director Nominee

travel B.V. is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American depositary shares representing Class A shares of travel B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the supervisory board of directors of travel B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ David Schneider
Name: David Schneider